Exhibit 23



                       Consent of Independent Accountants


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 000-22026) of our report dated September 25, 2001, relating to the financial statements of Rent-Way, Inc. 401(k) Retirement Savings Plan, which appears in this Form 11-K.


                                                  /s/ PricewaterhouseCoopers LLP


Cleveland, OH
October 8, 20